As filed with the Securities and Exchange Commission on November 14, 2008

File Nos. 033-

811-22250

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. and

Registration Statement Under the Investment Company Act of 1940	☒

Amendment No.	☐

PIMCO ETF Trust

(Exact Name of Registrant as Specified in Charter)

840 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(866) 746-2606

Robert W. Helm, Esq. Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Ernest L. Schmider Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, California 92660

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. Shares of the Fund may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus	Subject to Completion	[ ], 2008

PIMCO Funds

Prospectus

[                ], 2008

PIMCO 1-3 Year U.S. Treasury Index Fund

This cover is not part of the Prospectus.

Prospectus

PIMCO ETF Trust

[                ], 2008

This prospectus describes the PIMCO 1-3 Year U.S. Treasury Index Fund (the “Fund”) offered by PIMCO ETF Trust (the “Trust”). The Fund provides access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of September 30, 2008, PIMCO managed approximately [            ] in assets.

The Fund is an exchange-traded fund. Shares of the Fund will be listed and traded at market prices on NYSE Arca, Inc. The market price for the Fund’s shares may be different from the Fund’s net asset value (“NAV”). The Fund issues and redeems shares at their NAV only in blocks of [100,000] shares or multiples thereof (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Fund at NAV (“Authorized Participants”). These transactions are in exchange for cash and/or certain securities similar to the Fund’s portfolio. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of an index that is not representative of the broader securities markets. An investment in the Fund alone should not constitute an entire investment program. This prospectus explains what you should know about the Fund before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1	PIMCO ETF Trust

Prospectus	2

Summary Information

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership of a fund which owns an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased and redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Shares of the Fund will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”).

Fund Description, Performance, Fees and Disclosure of Portfolio Holdings	The following summary identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information (once available) and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Fund begins after the Fund Summary. Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund.

Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of the Fund’s holdings.

It is possible to lose money on investments in the Fund.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

3	PIMCO ETF Trust

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Prospectus	4

PIMCO 1-3 Year U.S. Treasury Index Fund	Ticker Symbol: N/A CUSIP: [ ]

Principal Investments and Strategies

Investment Objective

To provide total return that closely corresponds, before fees and expenses, to the total return of the Merrill Lynch 1-3 Year U.S. Treasury Index.

Fund Focus

Short maturity Fixed Income Instruments (as defined below)

	Underlying Index Merrill Lynch 1-3 Year U.S. Treasury Index Underlying Index Duration[1] [ ]	Underlying Index Credit Quality[1] [ ] Dividend Frequency Declared and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in the component securities or instruments (“Component Instruments”) of the Merrill Lynch 1-3 Year U.S. Treasury Index (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments (as defined below) that are not Component Instruments, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts, or swap agreements, and shares of affiliated short-term bond funds. The average portfolio duration of this Fund will closely correspond to the duration of its Underlying Index, which as of [                ] was [            ] years.

The Underlying Index is an unmanaged index that tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. Government having a maturity of at least 1 year and less than 3 years. As of [                ], 2008, there were [            ] issues in the Underlying Index. The securities in the Underlying Index have a minimum $1 billion of outstanding face value, have one to three years remaining to maturity, are fixed-rate and are non-convertible. Bills, inflation-indexed debt and strips are excluded from the Underlying Index; however, original issue zero coupon bonds are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. The Underlying Index is capitalization-weighted and the Component Instruments are updated monthly. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses a “passive” or indexing approach in managing the Fund’s investments. The Fund may employ a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO would seek to invest in a combination of Component Instruments and other instruments such that the combination effectively provides exposure to the Underlying Index. The Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates each of the Component Instruments of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may also invest 25% or more of its total assets in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. Securities of U.S. government agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of an industry. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

[1]	Underlying Index information is as of [ ].

5	PIMCO ETF Trust

PIMCO 1-3 Year U.S. Treasury Index Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield and total return, are:

• Market Trading Risk • Interest Rate Risk • Call Risk • Credit Risk	• Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Leveraging Risk • Management and Tracking Error Risk • Passive Investment Risk

Please see “Summary of Principal Risks” below for a description of these and other risks associated with an investment in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Returns Table is included.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund:

Shareholder fees (fees paid directly from your investment)

[            ]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	Distribution and/or Service (12b-1) Fees(1)	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reduction(3)	Net Annual Fund Operating Expenses

(1)

The Fund has adopted a Distribution and Servicing (12b-1) Plan pursuant to which the Fund may bear a 12b-1 fee. However, no such fee is currently paid by the Fund. See “Creations and Redemptions—Distribution and Servicing Plan” for more information.

(2)	“Other Expenses” reflect estimated organizational expenses for the Fund’s first fiscal year.
(3)

PIMCO has contractually agreed, for the Fund’s current fiscal year (6/30), to waive its management fee, or reimburse the Fund, to the extent that, due to organizational expenses and pro rata Trustees’ fees, the total annual fund operating expenses, excluding any expenses borne by the Fund not covered by the management fee as described under “Management of the Fund—Management Fee” (other than organizational expenses and pro rata Trustees’ fees), if any, exceed [                ] of the Fund’s average net assets. Under the Expense Limitation Agreement, which renews annually for a full fiscal year unless terminated by PIMCO upon at least 30 days’ notice prior to fiscal year-end, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other funds. The Examples assume that you invest $10,000 for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Year 1	Year 3

Prospectus	6

Summary of Principal Risks

The value of your investment in the Fund changes with the market price of the Fund’s shares determined in the secondary market. Market price may be determined, in part, by the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are identified in the “Fund Summary” section and are described in this section. The Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objective and Policies” in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money by investing in the Fund.

Market Trading Risk	The Fund is subject to secondary market trading risks. Shares of the Fund will be listed for trading on an exchange, however, there can be no guarantee that an active trading market for such shares will develop or continue. Shares of the Fund may be listed or traded on U.S. and foreign (non-U.S.) exchanges other than the Fund’s primary U.S. listing exchange. There can be no guarantee that the Fund’s shares will continue trading on any exchange or in any market or that the Fund’s shares will continue to meet the listing or trading requirements of any exchange or market. The Fund’s shares may experience higher trading volumes on one exchange as compared to another and investors are subject to the execution and settlement risks of the market where their broker directs trades.

Secondary market trading in Fund shares may be halted by an exchange because of market conditions. Pursuant to exchange or market rules, trading in Fund shares on an exchange or in any market may be subject to trading halts caused by extraordinary market volatility. There can be no guarantee that the Fund’s exchange listing or ability to trade its shares will continue or remain unchanged. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

Shares of the Fund may trade on an exchange at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day, as described below, and fluctuates with changes in the market value of the Fund’s holdings. The trading prices of the Fund’s shares fluctuate continuously throughout the trading day based on market supply and demand, which may not correlate to NAV. The trading prices of the Fund’s shares may differ significantly from NAV during periods of market volatility, which may, among other factors, lead to the Fund’s shares trading at a premium or discount to NAV.

Buying or selling Fund shares on an exchange may require the payment of brokerage commissions. Due to the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment returns. Investment in Fund shares may not be advisable for investors who expect to engage in frequent trading.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

7	PIMCO ETF Trust

Call Risk	When interest rates decline, an issuer of a callable security may “call” or repay the security before its stated maturity. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates.

Credit Risk	The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract or a repurchase agreement, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Market Risk	The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk	The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities, if any, may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or to gain exposure to the Underlying Index or Component Instruments thereof. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that derivative transactions entered into will perform as expected.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or

Prospectus	8

“earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Management and Tracking Error Risk

The Fund is subject to management risk. PIMCO and the individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

The Fund may not invest in every Component Instrument of its Underlying Index. Imperfect correlation between the Fund’s portfolio and Component Instruments of its Underlying Index, asset valuation, timing variances, changes to the Underlying Index and regulatory requirements may cause the Fund’s performance to diverge from the performance of its Underlying Index. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not incur such expenses. PIMCO expects that, over time, the Fund’s tracking error will not exceed 5%, net of fees and expenses, although tracking error may be greater.

Passive Investment Risk	The Fund is not actively managed and may be affected by a general decline in market segments or asset classes relating to its Underlying Index. The Fund invests in securities and instruments included in, or representative of, its Underlying Index regardless of their investment merits.

Management of the Fund

Investment Manager	PIMCO serves as the investment manager for the Fund. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2008, PIMCO had approximately [            ] in assets under management.

Management Fee

The Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. The Fund will pay monthly management fees to PIMCO at the annual rate (stated as a percentage of the average daily net assets of the Fund) of [            ].

In addition to providing investment advisory services, PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund does bear other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the management fee paid by the Fund. Also, under the terms of the

9	PIMCO ETF Trust

investment management agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

A discussion of the basis for the Board of Trustees’ approval of the Fund’s investment management agreement will be available in the Fund’s first annual or semi-annual report to shareholders. As of the date of this prospectus, the Fund has not commenced operations.

PIMCO has contractually agreed for the Fund’s current fiscal year, to reduce total annual fund operating expenses by waiving a portion of its management fee or reimbursing the Fund, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of the Fund’s management fee, distribution and service fees (if any) and other expenses borne by the Fund not covered by the management fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus [        ] basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Individual Portfolio Manager	The following individual has primary responsibility for managing the Fund.

Portfolio Manager	Since	Recent Professional Experience

*

*	As of the date of this prospectus, the Fund has not commenced operations.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager’s compensation and the portfolio manager’s ownership of shares of the Fund.

Distributor	The Trust’s Distributor is Allianz Global Investors Distributors LLC (“AGID” or “Distributor”), an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”), PIMCO’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”). The Distributor distributes Creation Units for the Fund and does not maintain a secondary market in shares of the Fund.

Regulatory and Litigation Matters	Since February 2004, PIMCO, AGI, and certain of their affiliates, including the PIMCO Funds, another series of funds managed by PIMCO, Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series), another series of funds managed by affiliates of PIMCO, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of the PIMCO Funds and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of the

Prospectus	10

PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds was named, in the complaint, as a nominal defendant. Thus, at present the PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO, a named defendant, strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. Currently, the Bankruptcy Court has stayed the adversary proceeding while it considers a Plan of Reorganization. If the Plan of Reorganization is approved, it is expected that the adversary proceeding will be dismissed. It is not known at this time when the Plan of Reorganization may be approved, if at all. This matter is not expected to have a material adverse effect on either the relevant registered investment companies and other funds or PIMCO.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to the Fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Fund or on PIMCO’s or AGID’s ability to perform their respective investment management or distribution services relating to the Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Payments by PIMCO	PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. These payments may be made from profits received by PIMCO from management fees paid to PIMCO by the Fund. Such activities by PIMCO may provide incentives to financial institutions to purchase or market shares of the Fund. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

11	PIMCO ETF Trust

From time to time, PIMCO may pay or reimburse broker-dealers, banks, recordkeepers or other financial institutions for PIMCO’s attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO’s own assets and at no cost to the Fund. These payments and reimbursements may be made from profits received by PIMCO from management fees paid to PIMCO by the Fund. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Fund. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Fund with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Fund or in other products sponsored by PIMCO and its affiliates.

Buying and Selling Shares

Buying and Selling Shares	Shares of the Fund will trade on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on their trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. The Fund’s shares trade under the trading symbol listed in the “Fund Summary” section of this Prospectus. The Fund’s CUSIP is also listed in the “Fund Summary” section of this Prospectus.

Shares of the Fund may be acquired from the Distributor or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the “Creations and Redemptions” section of this Prospectus. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Trust’s Board of Trustees has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are for cash and/or in-kind with a deadline for placing transactions no later than the close of the primary markets for the Fund’s portfolio securities, and the Fund assesses transaction fees designed to defray trading and other transaction costs. The Board of Trustees has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund will be listed and traded on a national securities exchange.

Prospectus	12

The Fund’s primary listing exchange will be NYSE Arca. The national securities exchange on which the Fund’s shares will be listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to PIMCO on behalf of the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry	Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices	The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intra-day value of shares of the Fund is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares will be listed or by market data vendors or other information providers. The intra-day value of shares is based on the current market value of the cash and/or securities required to be deposited in exchange for a Creation Unit. The intra-day value of shares does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the intra-day value of shares should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The intra-day value of shares is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the intra-day value of shares and makes no representation or warranty as to its accuracy. An inaccuracy in the intra-day value of shares could result from various factors, including the difficulty of pricing Fixed Income Instruments (as defined below) on an intra-day basis.

Premiums and Discounts

There may be differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “How Net Asset Value Is Determined” below. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund will be listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in

13	PIMCO ETF Trust

the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant.

Expenses	An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The Underlying Index’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact the financial intermediary through which you hold your shares.

How Net Asset Value Is Determined

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “NYSE”) is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, the Fund’s NAV will be calculated based upon the NAVs of such investments. The value of securities traded in markets outside the United States may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Prospectus	14

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare and distribute income dividends monthly to shareholders of record. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

15	PIMCO ETF Trust

Tax Consequences

•    Taxes on Fund distributions.  If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•    Taxes when you sell your shares.   Any gain resulting from the sale of Fund shares will generally be subject to federal income tax.

•    Returns of capital.  If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

This “Tax Consequences” section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

Creations and Redemptions

Creations and Redemptions	Shares of the Fund that trade in the secondary market are “created” at NAV by Authorized Participants only in block-size Creation Units of [100,000] shares or multiples thereof. Each Authorized Participant enters into an authorized participant agreement with the Fund’s Distributor. A creation transaction, which is subject to acceptance by the transfer agent, takes place when an Authorized Participant deposits into the Fund a specified amount of cash and/or a portfolio of securities and instruments specified by the Fund in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a specified amount of cash and/or in-kind for a portfolio of securities and instruments held by the Fund. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

To the extent purchases or redemptions are effected on an in-kind basis, the Fund intends to comply with the U.S. federal securities laws in accepting securities and instruments for deposits and satisfying redemptions with redemption securities and instruments, including that the securities and instruments accepted for deposits and

Prospectus	16

the securities and instruments used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Statement of Additional Information.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as compared to ordinary secondary market transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees	Investors are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers up to the maximum amount shown below of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for transaction and market impact expenses. The standard creation and redemption transaction fees, if any, for creations and redemptions in-kind are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions through DTC for cash are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, in-kind purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and in-kind redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a financial intermediary may pay fees for such services. The following table also shows, as of the date of this Prospectus, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$	[100,000]	$[ ]	[ ]%	[ ]%

*	As a percentage of the amount invested.

17	PIMCO ETF Trust

Distribution and Servicing Plan	The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). The 12b-1 Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services.

The 12b-1 Plan permits the Fund to pay compensation at an annual rate of up to [        ]% of the Fund’s average daily net assets. However, the Trust has determined not to authorize payment of a 12b-1 Plan fee at this time. The 12b-1 fee may only be imposed or increased when the Trust determines that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The 12b-1 Plan fee may cost an investor more than other types of sales charges.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund described under “Fund Summary” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. Most of the securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any fund, investors in the Fund rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Securities Selection	The Fund seeks total return that closely corresponds to the total return of the Fund’s Underlying Index. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation, if any, arising from increases in the market value of the Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities and instruments for the Fund, PIMCO seeks to track the Component Instruments of the Fund’s Underlying Index. PIMCO may invest in a combination of Component Instruments and other investments such that the combination effectively provides exposure to the Underlying Index.

Fixed Income Instruments	“Fixed Income Instruments,” as used generally in this prospectus, includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Fund may invest in derivatives based on Fixed Income Instruments.

Prospectus	18

U.S. Government Securities	U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Repurchase Agreements	The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings	The Fund may enter into reverse repurchase agreements and dollar rolls. A reverse repurchase agreement or dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will segregate or “earmark” assets determined to be liquid by PIMCO to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Fund.

The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. The Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Derivatives	The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Fund may invest a portion of its assets in derivative instruments. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

19	PIMCO ETF Trust

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. To limit leverage risk, the Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange traded fund would not correlate perfectly with the index upon which the exchange traded fund is based because the fund’s return is net of fees and expenses. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Prospectus	20

When-Issued, Delayed Delivery and Forward Commitment Transactions	The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Investment in Other Funds	Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in a pending application for SEC exemptive relief submitted by PIMCO on behalf of the Trust, including that such investment companies enter into an agreement with the Trust.

The Fund may invest in, to the extent permitted by Section 12(d)(1) of the 1940 Act, other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies and other exchange traded funds. As a shareholder of a fund, the Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

The Fund may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust, series of the PIMCO Funds and series of the PIMCO Variable Insurance Trust, each a series of registered investment companies managed by PIMCO, in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity Fixed Income Instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay management fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Fund may elect to pursue its investment objective either by investing directly in securities or instruments, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Illiquid Securities	The Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active trading of portfolio securities to achieve its investment objective, including, without limitation, to reflect

21	PIMCO ETF Trust

changes in the Underlying Index, such as reconstitutions, additions or deletions of Component Instruments. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Temporary Defensive Strategies	For temporary or defensive purposes, the Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies	The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. In addition, the Trust may determine to cease operating the Fund as an “exchange-traded” fund and cause the Fund’s shares to stop trading on a securities exchange.

Percentage Investment Limitations	Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Duration	Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.

Credit Ratings and Unrated Securities	Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”). Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency) if the portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

Other Investments and Techniques	The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

Prospectus	22

Underlying Index

Merrill Lynch (the “Index Provider”) is a leading global financial firm that serves the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. The Index Provider is not affiliated with the Trust, PIMCO, the Distributor, the Custodian, the Transfer Agent or any of their respective affiliates.

PIMCO intends to enter into a license agreement with the Index Provider to use the Underlying Index. PIMCO will sub-license rights to use the Underlying Index to the Trust at no charge.

Disclaimers

Neither the Trust, the Fund nor PIMCO guarantees the accuracy or the completeness of the Underlying Index or any data included therein and neither the Trust, the Fund nor PIMCO shall have liability for any errors, omissions or interruptions therein.

The Trust, the Fund and PIMCO make no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. The Trust, the Fund and PIMCO make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Trust, the Fund or PIMCO have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track fixed income performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of shares of the Fund in connection with the administration, marketing or trading of shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust, on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of shares of the Fund or any other person or entity, from the use of the Underlying Index or any data included therein in connection with the rights licensed as described herein or for any other use.

NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

23	PIMCO ETF Trust

Financial Highlights

Because the Fund has not commenced operations as of the date of this prospectus, audited financial highlights are not available.

Prospectus	24

Appendix A

Description of Securities Ratings

The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P, or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.	Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

Prospectus	A-2

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services	Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

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Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Active Qualifiers (currently applied and/or outstanding)

Provisional ratings: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the “p”; subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation.

Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Prospectus	A-4

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Short Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-5	PIMCO ETF Trust

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Fitch, Inc.	Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Prospectus	A-6

AA: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C: For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

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Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Recovery Ratings

Fitch Ratings’ assigns Recovery Ratings to securities and issues. These currently are published for most individual obligations of issuers with IDRs in the ‘B’ rating category and below and to structured finance securities that become distressed or have defaulted and are rated in the ‘B’ rating category and below. New issue structured finance securities typically are not assigned a Recovery Rating.

Recoveries gain in importance at lower rating levels because the likelihood of default in the near to medium term is often quite high and differences in recovery values have a more meaningful impact on loss expectations. Among the factors that affect recovery rates for an entity’s security are the collateral, the seniority relative to other obligations in the capital structure, and the company’s expected value in distress. For structured finance securities, the combination of tranche size, relative seniority, and structural features influence recovery values.

The Recovery Scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following a liquidation or termination of the obligor or its associated collateral. As such, it is an ordinal scale and does not attempt to precisely predict a given level of recovery.

Recovery Ratings Scale

RR1: Outstanding recovery prospects given default.

RR2: Superior recovery prospects given default.

RR3: Good recovery prospects given default.

RR4: Average recovery prospects given default.

RR5: Below average recovery prospects given default.

RR6: Poor recovery prospects given default.

While recovery ratings are in relative terms, Fitch does employ recovery bands in its ratings approach.

RR1 rated securities have characteristics in line with securities historically recovering 91%-100% of current principal and related interest.

RR2 rated securities have characteristics in line with securities historically recovering 71%-90% of current principal and related interest.

RR3 rated securities have characteristics in line with securities historically recovering 51%-70% of principal and related interest.

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RR4 rated securities have characteristics in line with securities historically recovering 31%-50% of current principal and related interest.

RR5 rated securities have characteristics in line with securities historically recovering 11%-30% of current principal and related interest.

RR6 rated securities have characteristics in line with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F1.” (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

“NR” indicates that Fitch does not publicly rate the issuer or issue in question.

“WD” indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

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PIMCO ETF Trust	INVESTMENT MANAGER

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800

CUSTODIAN

State Street Bank & Trust Co., State Street Financial Center, One Lincoln Street, Boston, MA 02111

TRANSFER AGENT

State Street Bank & Trust Co., State Street Financial Center, One Lincoln Street, Boston, MA 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[            ]

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

Not part of the prospectus

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Fund. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Fund’s annual report, once it is available, will discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may get free copies of the SAI, the Fund’s annual or semi-annual report (once available), request other information about the Fund, or make shareholder inquiries by calling the Trust at [                    ] or PIMCO Infolink Audio Response Network at [                    ], or by writing to:

PIMCO ETF Trust

840 Newport Center Drive

Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at [                    ] for additional information about the Fund, including the SAI, which is available for download free of charge.

Reference the Trust’s Investment Company Act file number in your correspondence.

Investment Company Act File No. 811-[        ]

PIMCO ETF Trust

Statement of Additional Information

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus of PIMCO ETF Trust (the “Trust”), as described below and as supplemented from time to time.

The Trust is an open-end management investment company currently consisting of one portfolio, the PIMCO 1-3 Year U.S. Treasury Index Fund (the “Fund”), which operates as an exchange-traded fund (“ETF”). Shares of the Fund are offered through the 1-3 Year U.S. Treasury Index Fund Prospectus dated [            ], 2008, as amended or supplemented from time to time (the “Prospectus”). A copy of the Prospectus may be obtained free of charge at the address and telephone number listed below.

Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), 840 Newport Center Drive, Newport Beach, California 92660, is the investment manager of the Fund.

Copies of the Prospectus and annual or semi-annual reports, when available, may be obtained free of charge at the following address and telephone number:

Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, New York 10105
Telephone: (800) 426-0107

[                    ], 2008

(i)

(ii)

THE TRUST

The Trust is an open-end management investment company currently consisting of one investment portfolio, the PIMCO 1-3 Year U.S. Treasury Index Fund, which operates as an ETF and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”).

The investment objective of the Fund is to provide total return that closely corresponds, before fees and expenses, to the total return of the Merrill Lynch 1-3 Year U.S. Treasury Index (the “Underlying Index”) representing a segment of the U.S. fixed income securities market as described in more detail below.

The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for the deposit of a specified cash payment (the “Cash Component”) together with, or, in lieu of, a basket of securities included in its Underlying Index (the “Deposit Securities”). The shares described in the Prospectus and in this Statement of Additional Information are listed and trade on NYSE Arca, Inc. (“NYSE Arca”), a national securities exchange (the “Listing Exchange”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable by the Fund only in Creation Units, and, generally, in exchange for a specified cash payment and/or portfolio securities. Creation Units typically are a specified number of shares, generally [100,000] and multiples thereof.

The Trust may create and/or redeem shares in cash and/or in-kind. See the “Creations and Redemptions” section below. If cash creations and redemptions are utilized, transaction fees for such cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain foreign (non-U.S.) exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the intraday value of shares (“iNAV”) of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

As in the case of other publicly-traded securities, when you buy or sell shares through a financial intermediary you will incur a brokerage commission determined by that financial intermediary.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated iNAV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the iNAV and makes no representation or warranty as to the accuracy of the iNAV.

An iNAV has a cash component and a fixed-income securities component. The cash component included in an iNAV consists of estimated accrued interest and other income, less expenses. The fixed-income securities values included in an iNAV are the values of the Deposit Securities for the Fund. While the iNAV reflects an estimate of the current market value of the Deposit Securities that may be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Additionally, an inaccuracy in the iNAV could result from various factors, including the difficulty of pricing instruments on an intraday basis. Therefore, the Fund’s iNAV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective and general investment policies of the Fund are described in the Prospectus. Consistent with the Fund’s investment policies, the Fund may invest in “Fixed Income Instruments,” which are defined in the Prospectus. Additional information concerning the characteristics of the Fund’s investments is set forth below.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. The Fund may invest in U.S. dollar-denominated bank obligations.

Creditor Liability and Participation on Creditors Committees

Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer, or a counterparty in a derivative contract or other instrument, it may be subject to challenges related to the securities and instruments it holds, either in connection with the bankruptcy of the issuer or counterparty or in connection with another action brought by other creditors of the issuer or counterparty, shareholders of the issuer or counterparty or the issuer or counterparty itself. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities, or counterparties in derivative contracts or other instruments, held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities or instruments held by the Fund.

Borrowing

Except as described below, the Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. The Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

The Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to the Fund’s overall limitations on investments in illiquid securities.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Derivative Instruments

In pursuing its individual objective, the Fund may, to the extent permitted by its investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategy, except that the Fund may not invest in foreign currency-denominated securities, and thus may not enter into transactions involving currency futures or options. The Fund also may enter into swap agreements with respect to interest rates and indexes of securities. The Fund may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund also may use those instruments, provided that the Board of Trustees determines that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. Since the Fund may gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates and security indexes.

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options, as specified in the Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Fund, neither the Trust nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. PIMCO is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Fund.

Limitations on Use of Futures and Futures Options. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options and forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts. Options on securities, futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates or security indexes and specific securities. The Fund also may enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which PIMCO may determine swaps (including swap options) to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Fund, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings and/or on the price at which Fund shares trade. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without shareholder approval by vote of a majority of the outstanding shares of the Fund.

(1)	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries.

(2)	The Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3)	The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)

The Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this

Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)	The Fund may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	The Fund may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)	The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)	Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of the Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

Non-Fundamental Investment Restrictions

The Fund’s investment objective, as set forth in the Prospectus under the heading “Principal Investments and Strategies,” is non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval. The Fund is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities.

(A)	The Fund may not invest more than 15% of its net assets taken at market value at the time of the investment in “illiquid securities,” which are defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that the Fund has purchased, securities or other liquid assets being used to cover such options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

(B)	The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

(C)	The Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement of Additional Information.

(D)	In addition, the Trust has adopted the following non-fundamental investment policy that may be changed provided shareholders are given advance notice:

The Fund will invest, under normal circumstances, at least 80% of its total assets in the component securities or instruments of the Fund’s Underlying Index.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Fund, such excess shall be subject to the 300% asset coverage requirement.

To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregating or “earmarking” of assets determined to be liquid in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which the Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund’s existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Fund and may be amended by the Board of Trustees without the approval of shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the SEC staff of its position.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Fund at market value. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Fund interprets its policy with respect to concentration in a particular industry under Fundamental Investment Restriction 1, above, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Fund’s industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries.

The Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that the Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Fund may invest daily cash balances of the Fund in shares of affiliated money market and/or short-term bond funds, and such affiliated money market and/or short-term bond funds may use daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the Fund and certain other affiliated funds for temporary cash management purposes. The interest paid by the Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectus) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

UNDERLYING INDEX

The Fund’s Underlying Index is the Merrill Lynch 1-3 Year U.S. Treasury Index. As of [            ], 2008, there were [            ]issues in the Underlying Index.

The Underlying Index is an unmanaged index that tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Qualifying securities must have one to three years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion. Bills, inflation-linked debt and strips are excluded from the Underlying Index; however, original issue zero coupon bonds are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped.

Underlying Index constituents are capitalization-weighted based on their current amount outstanding. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month Libid rate, until the end of the month at which point all cash is removed from the Underlying Index. Accrued interest is calculated assuming next day settlement. U.S. mortgage pass-through and U.S. structured product accrued interest is calculated assuming same day settlement. The Underlying Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing at which point they are dropped from the Underlying Index.

The Fund tracks a particular bond market index compiled by Merrill Lynch, which is not affiliated with the Trust, PIMCO, Allianz Global Investors Distributors LLC , or their affiliates. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with PIMCO, which in turn has a licensing agreement with Merrill Lynch. PIMCO has provided the applicable sub-license to the Fund without charge.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust Instrument, its By-Laws and Delaware law, the Board of Trustees has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660. The Trust is a recently organized management investment company.

Trustees

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served /+/	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
To be provided by amendment.

*	The information for the individuals listed is as of [ ], 2008.
/+/	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
To be provided by amendment.

*	The information for the individuals listed is as of [ ], 2008.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
To be provided by amendment.

*	As the Fund is a recently organized management investment company, the Fund’s Trustees did not own any of the Fund’s equity securities as of December 31, 2007.

To the best of the Trust’s knowledge, as of the date of this Statement of Additional Information, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of the Fund.

Trustee Ownership of the Investment Manager and Principal Underwriter, and Their Control Persons

No independent Trustee (or his immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s (and his immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2007.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
To be provided by amendment.

No independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; (ii) any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Fund;

•	an officer of the Fund;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Fund;

•

an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Fund;

•	the investment adviser or principal underwriter of the Fund;

•	an officer of the investment adviser or principal underwriter of the Fund;

•	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Fund; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Fund.

Standing Committees

The Trust will have an Audit Committee that consists of all of the independent Trustees [        ]. The Audit Committee reviews both the audit and non-audit work of the Trust’s independent registered public accounting firm, submits a recommendation to the Board of Trustees as to the selection of an independent registered public accounting firm, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian.

The Board of Trustees will form a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust’s valuation policies, when the Board of Trustees is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Committee will consist of [        ]. However, the members of this committee may be changed by the Board of Trustees from time to time.

The Trust will have a Governance Committee, composed of independent Trustees [        ], that is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Governance Committee will have a policy in place for considering nominees recommended by shareholders.

The Governance Committee will consider potential trustee nominees recommended by shareholders provided that the proposed nominees: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act.

In addition, potential trustee nominees recommended by shareholders must fulfill the following requirements:

(a) The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group;

(b) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d) The nominee may not be an executive officer or director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; and

(e) The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a shareholder or member that is a fund, an interested person of such shareholder or member as defined by Section 2(a)(19) of the 1940 Act).

The nominating shareholder or shareholder group must meet the following requirements:

(a) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a series of the Trust’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least two years.

A nominating shareholder or shareholder group may not submit more proposed nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the Trust by the deadline for submission of any shareholder proposals which would be included in the Trust’s proxy statement, if any.

Shareholders recommending potential trustee nominees must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the shareholder’s contact information; (ii) the trustee nominee’s contact information and the number of shares owned by the proposed nominee; (iii) all information regarding the proposed nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (“1934 Act”); and (iv) a notarized letter executed by the proposed nominee, stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if nominated by the Board of Trustees, to be named as a trustee if so elected.

As the Trust is a recently organized management investment company, no meetings of the above committees have been held in the current fiscal year.

Compensation Table

The following table sets forth estimated information regarding compensation the Trust expects to pay Trustees for the fiscal year ending June 30, 2009 and the aggregate compensation paid by the Fund Complex for the one-year period ended March 31, 2008.

Name and Position	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
To be provided by amendment.

Investment Manager

PIMCO, a Delaware limited liability company, serves as investment manager to the Fund pursuant to an investment management agreement (“Investment Management Agreement”) between PIMCO and the Trust. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $[            ] billion of assets under management as of September 30, 2008.

PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”) with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Global Investors is majority owned by Allianz SE.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. As of December 31, 2007, the Allianz Group (including PIMCO) had third-party assets under management of over €970 billion.

The general partner of Allianz Global Investors has substantially delegated its management and control of Allianz Global Investors to a Management Board. The Management Board of Allianz Global Investors is comprised of John C. Maney.

Allianz SE in turn indirectly owns 100% of Dresdner Bank AG. Certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Kleinwort Securities LLC, and Kleinwort Benson, may be considered to be affiliated persons of PIMCO. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other regulatory relief, the Fund is generally precluded from effecting principal transactions with the Affiliated Brokers, and the Fund’s ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

Investment Management Agreement

The Fund pays for the advisory, supervisory and administrative services it requires under an all-in fee structure.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage,” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

Under the terms of the Investment Management Agreement, PIMCO is obligated to manage the Fund in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Investment Management Agreement. PIMCO is free to, and does, render investment advisory services to others.

Following the expiration of the two year period commencing with the effectiveness of the Investment Management Agreement, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the independent Trustees. The Investment Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

Pursuant to the Investment Management Agreement, PIMCO also provides the Fund with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers (“Supervisory and Administrative Services”). PIMCO may in turn use the facilities or assistance of its affiliates to provide certain Supervisory and Administrative Services on terms agreed between PIMCO and such affiliates. The Supervisory and Administrative Services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Fund, including coordination of the services performed by the Fund’s transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Fund with office space facilities required for conducting the business of the Fund, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Fund, and is responsible for the costs of registration of the Trust’s shares, the printing of the Prospectus and shareholder reports for current shareholders, the Listing Exchange fees and the Underlying Index licensing fees.

Management Fee Rate

PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the rate of [    ]% (expressed as a percentage of the Fund’s average daily net assets on an annual basis).

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Fund is responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles.

The Investment Management Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust or Fund, at any time on 60 days’ written notice. Following the expiration of the two-year period commencing with the effectiveness of the Investment Management Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.

Following the expiration of the two-year period commencing with the effectiveness of the Investment Management Agreement, the Investment Management Agreement is subject to annual approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The current Investment Management Agreement, dated [                    ], 2008, as supplemented from time to time, was approved by the Board of Trustees, including all of the independent Trustees at a meeting held on [                    ], 2008.

Management Fee Waived

PIMCO has contractually agreed to reduce total annual fund operating expenses for the Fund by waiving a portion of its management fee or reimbursing the Fund, to the extent that it would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of the Fund’s management fee, distribution and service fees (if any), and other expenses borne by the Fund not covered by the management fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus [    ] basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit.

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Fund and their shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the Fund. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the Fund. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board of Trustees; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board of Trustees that the Fund engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Once the Fund is operational, information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th will be available no later than the following August 31st without charge, upon request, by calling the Trust at [    ], on the Trust’s website at [                    ], on the Distributor’s website at [                    ], and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund are available by calling the Trust at [                    ], on the Trust’s website at [                    ] and on the Distributor’s website at [                     ].

PORTFOLIO MANAGER

Other Accounts Managed

The portfolio manager primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of [                    ], 2008: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
To be provided by amendment.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he or she manages and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of the Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Securities Ownership

The Trust is a recently organized management investment company. Accordingly, as of the date of this Statement of Additional Information, the Portfolio Manager did not beneficially own any securities issued by the Fund.

CREATIONS AND REDEMPTIONS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor (as defined below), without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this Statement of Additional Information, the Listing Exchange observes the following holidays, (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Distributor

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust which is subject to annual approval by the Board of Trustees. The Distributor is an indirect subsidiary of Allianz Global Investors. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the SEC. The Distribution Contract is terminable with respect to the Fund without penalty, at any time, by the Fund by not more than [    ] days’ nor less than [    ] days’ written notice to the Distributor, or by the Distributor upon not more than [    ] days’ nor less than [    ] days’ written notice to the Trust. The Distributor distributes Creation Units for the Fund and does not maintain a secondary market in shares of the Fund. The Distributor is not obligated to sell any specific amount of Trust shares.

Following the expiration of the two-year period commencing with the effectiveness of the Distribution Contract, the Distribution Contract will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract, the Investment Management Agreement or the Distribution and/or Servicing Plans (if any) described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Fund Deposit

The consideration for purchase of Creation Units may consist of the Cash Component and/or an in-kind deposit of a designated portfolio of securities (the “Deposit Securities”), which may constitute an optimized representation of the securities of the Fund’s Underlying Index. Together, the Cash Component and/or Deposit Securities constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

In the event the Fund requires Deposit Securities in consideration for purchasing a Creation Unit, the portfolio of securities required may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares.

In the event the Fund requires both a Cash Component and Deposit Securities in consideration for purchasing a Creation Unit, the function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the

NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

PIMCO, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business on the (subject to amendments) applicable Listing Exchange (currently 9:30 a.m., Eastern time), the amount of the Cash Component and the identity and the required number of shares of each Deposit Security, if applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day).

Such Cash Component and/or Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Cash Component and/or Deposit Securities is made available.

The amount of the Cash Component, and the identity and amount of the Deposit Securities, if applicable, changes pursuant to the changes in the composition of the Fund’s portfolio and as rebalancing adjustments are reflected from time to time by PIMCO with a view to the investment objective of the Fund. The amount of the Cash Component and the composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities and instruments of the Fund’s Underlying Index.

If the Trust requires Deposit Securities instead of the Cash Component for purchases of a Creation Unit, the Trust may still require the substitution of an amount of cash (a “cash-in-lieu” amount) to replace any Deposit Security of the Fund that is a non-deliverable instrument. The amount of cash contributed will be equivalent to the price of the non-deliverable instrument listed as a Deposit Security. The Trust reserves the right to permit or require the substitution of a “cash in-lieu” amount to be added to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a “cash-in-lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to PIMCO on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e. a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of [                    ] for the account of a DTC Participant.

Except as described below, all orders to create Creation Units of the Fund must be received by the Distributor no later than the closing time of the regular trading session of the applicable Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. Orders to create Creation Units of the Fund and orders requesting substitution of a “cash-in-lieu” amount generally should be received by the Distributor no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders to create a Creation Unit of the Fund and orders requesting substitution of a “cash-in-lieu” amount should be received by the Distributor no later than 11:00 a.m. Eastern time. In addition, orders to purchase shares of the Fund will not be accepted on any day when the bond markets are closed. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.

Placement of Creation Orders

The amount of cash equal to the Cash Component must be transferred directly to the Transfer Agent through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Transfer Agent no later than 3:00 p.m., Eastern time, on the Settlement Date. For Fund Deposits consisting of Deposit Securities, the Deposit Securities must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate and municipal securities) by an Authorized Participant. The Deposit Securities transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 3:00 p.m., Eastern time, on the Settlement Date. The “Settlement Date” for the Fund is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Creation Orders

The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Cash Component and/or Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by PIMCO, as described above; (iv) acceptance of the Cash Component and/or Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or PIMCO, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Transfer Agent, the Distributor or PIMCO make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, PIMCO, the Distributor, DTC, NSCC’s Continuous Net Settlement System, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, Transfer Agent, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to amount and form of the Cash Component and the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units of shares. Where an in-kind purchase is stipulated and the purchaser substitutes cash in lieu of depositing a portion of the Deposit Securities, the purchaser may be assessed an additional variable charge for cash purchases on the “cash-in-lieu” portion of its investment up to a maximum additional variable charge as indicated in the table below. Investors will also bear the costs of transferring the Cash Component and/or Deposit Securities to the Trust. Investors who

use the services of a broker or other such intermediary may be charged a fee for such services. The following tables set forth the standard creation transaction fee for the Fund:

Standard Creation Transaction Fee*	Maximum Additional Variable Charge**
[$]	[%]

*	Cash and in-kind purchases permitted.
**	As a percentage of the amount invested.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, PIMCO, through the NSCC, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund securities (“Fund Securities”) received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions only are specified for the Fund, the redemption proceeds for a Creation Unit may consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee below. Notwithstanding the foregoing, the Trust will substitute a “cash-in-lieu” amount to replace any Fund Security of the Fund that is a non-deliverable instrument. The amount of cash paid out in such cases will be equivalent to the value of the non-deliverable instrument listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

Redemption Transaction Fee

A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash-in-lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the table below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The following tables set forth the standard redemption transaction fee for the Fund:

Standard Redemption Transaction Fee*	Maximum Additional Variable Charge**
[$]	[%]

*	Cash and in-kind purchases permitted.
**	As a percentage of the amount invested.

Placement of Redemption Orders

To be eligible to place redemption orders for Creation Units of the Fund an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if (i) such order is received no later than 4:00 p.m., Eastern time, on such Transmittal Date, except as described below; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 3:00 p.m., Eastern time, on the Settlement Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Orders to redeem Creation Units of the Fund or orders requesting substitution of a “cash-in-lieu” amount generally should be received no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday) orders to redeem a Creation Unit of the Fund and orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m. Eastern time. In addition, orders to redeem shares of the Fund will not be accepted on any day when the bond markets are closed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Cash Redemption Amount and/or Fund Securities to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Transfer Agent, on behalf of the Fund, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral having a value (marked to market daily) at least equal to 110% of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Transfer Agent and marked to market daily, and that the fees of the Transfer Agent in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Cash Redemption Amount and/or Fund Securities to be delivered upon redemption will be made by the Transfer Agent according to the NAV calculation set forth under “Net Asset Value” below, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to the Transfer Agent prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Transfer Agent on such Transmittal Date. A redemption order must be submitted in proper form. If the requisite number of shares of the Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in the amount of 110% of the missing shares (marked-to-market daily).

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Distribution and Servicing (12b-1) Plan

The Trust has adopted a Distribution and Servicing (12b-1) Plan (the “12b-1 Plan”) with respect to shares of the Fund to permit the implementation of the Fund’s method of distribution. However, no 12b-1 Plan fee is currently charged to the Fund, and there are no plans in place to impose a 12b-1 Plan fee.

Under the terms of the 12b-1 Plan, the Trust is permitted to compensate, out of the Fund’s assets, in amounts up to an annual rate of [    ]% of the average daily net assets of the Fund’s shares, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the shares and/or the provision of certain shareholder services to its customers that invest in shares of the Fund. Such services may include, but are not limited to, the following: marketing and promotional services including advertising; providing facilities to answer questions from prospective investors about the Fund; receiving and answering correspondence or responding to shareholder inquiries, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of shares; and assisting investors in completing application forms and selecting account options.

Fees paid pursuant to the 12b-1 Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the FINRA. The 12b-1 Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

The 12b-1 Plan provides that it may not be amended to materially increase the costs which shareholders may bear under the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Fund and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreements related to it (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on the 12b-1 Plan and any related amendments. The 12b-1 Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Disinterested Trustees defined above.

Following the expiration of the one-year period commencing with the effectiveness of the 12b-1 Plan, the 12b-1 Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Disinterested Trustees defined above. The 12b-1 Plan provides that any person authorized to direct the disposition of monies paid or payable pursuant to the 12b-1 Plan or any related agreement shall provide to the Trustees, and the Board of Trustees shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Rules of the FINRA limit the amount of distribution fees that may be paid by management investment companies. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to the 12b-1 Plan will qualify as “service fees” and therefore will not be limited by FINRA rules which limit distribution fees. However, service fees are limited by FINRA rules that limit service fees to 0.25% of a Fund’s average annual net assets.

In addition, the Distributor, PIMCO and their affiliates also may make payments out of their own resources, at no cost to the Fund, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of shares of the Fund. The payments described in this section may be significant to the payors and the payees.

Additional Information About the Shares

Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Fund. These services may include the provision of ongoing information concerning the Fund and its investment performance, responding to shareholder inquiries, assisting with purchases and sales of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services out of PIMCO’s own resources. These payments may be made from profits received by PIMCO from management fees paid to PIMCO by the Fund. Such activities by PIMCO may provide incentives to financial institutions to purchase or market shares of the Fund. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

From time to time, PIMCO may pay or reimburse broker-dealers, banks, recordkeepers or other financial institutions for PIMCO’s attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO’s own assets and at no cost to the Fund. These payments and reimbursements may be made from profits received by PIMCO from management fees paid to PIMCO by the Trust. Such activities may provide incentives to financial institutions to market shares of the Fund. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s Prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact the financial intermediary through which you hold your shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Fund also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Fund, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

PIMCO may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Fund and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

In some cases, PIMCO may sell a security on behalf of a client, including the Fund, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Fund, from that or another broker- dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the best execution available. In seeking best execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by the Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Fund.

PIMCO places orders for the purchase and sale of portfolio investments for the Fund with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the Fund, PIMCO will seek the best execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Trust may use broker-dealers that sell Fund shares to effect the Trust’s portfolio transactions, the Trust and PIMCO will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. PIMCO also may receive research or research related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services.

As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of PIMCO may receive and retain compensation for effecting portfolio transactions for the Fund if the commissions paid to such an affiliated broker-dealer by the Fund do not exceed one per centum of the purchase or sale price of such securities.

Since the securities in which the Fund invests consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, its investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of its transactions.

SEC rules further require that commissions paid to such an affiliated broker-dealer, or PIMCO by the Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. See “Taxation” below. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Once operational, portfolio turnover rates for the Fund as of the Trust’s most recent fiscal year end will be provided in the applicable Prospectus under the “Financial Highlights”.

Disclosure of Portfolio Holdings

Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Fund (the “Disclosure Policy”). The Disclosure Policy is designed to: (i) protect the confidentiality of the Fund’s non-public portfolio holdings information, (ii) prevent the selective disclosure of such information, (iii) ensure compliance by PIMCO and the Fund with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty, (iv) not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, and (v) not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.

Any exceptions to the Disclosure Policy may be made only if approved by the Trust’s CCO upon determining that the exception is in the best interests of the Fund and its shareholders. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Quarterly Disclosure. The Fund will publicly disclose the complete schedule of the Fund’s holdings, as reported on a calendar quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. Once the Fund is operational, you may view the Fund’s complete schedule of portfolio holdings for the most recently completed quarter online at http://www.pimco.com, or obtain a copy of the schedule by calling PIMCO at 1-866-746-2606. This information will be available no earlier than the day on which it is transmitted to shareholders in the Fund’s annual and semi-annual reports, or filed with the SEC on Form N-Q, which will occur on or about the sixtieth day after a calendar quarter’s end.

The Fund files its complete schedules of securities holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in this section. This prohibition does not apply to information sharing with the Fund’s service providers, including advisers to the Fund, the Fund’s accountant, counsel, transfer agent or custodian, who require access to such information in order to fulfill their contractual duties to the Fund.

In order to facilitate the review of the Fund by certain fund analysts and rating agencies, such as Morningstar and Lipper Analytical Services, as well as pricing services, proxy voting services, or other entities, the Fund or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding the Fund, including portfolio holdings information, more frequently to such entities that have a legitimate business purpose in receiving such information. The distribution of non-public information must be authorized by an officer of the Trust or PIMCO. Any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Fund’s non-public information provided is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon; (2) the recipient of the non-public information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Fund or PIMCO, the recipient of the non-public information shall promptly return or destroy the information. Neither the Fund nor PIMCO receives compensation or consideration in connection with the distribution of non-public information.

Non-Specific Information. Under the Disclosure Policy, the Fund or PIMCO may distribute non-specific information about the Fund and/or summary information about the Fund at any time. Such information may reflect, among other things, the quality or character of the Fund’s holdings.

Large Trade Notifications

The Fund or its agent may from time to time receive notice that a current or prospective Authorized Participant will place an order for the purchase or redemption of a large number of Creation Units. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be placed or processed until the following business day, as applicable. This practice provides for a closer correlation between the time Authorized Participants place purchase or redemption orders and the time the Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemptions. On the other hand, the current or prospective Authorized Participant may not ultimately place or process the order. In this case, the Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.

NET ASSET VALUE

Net asset value is determined as indicated under “How Net Asset Value Is Determined” in the Prospectus. Net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system, established market makers or independent pricing services. For NASDAQ traded securities, market value also may be determined on the basis of the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Fund and its shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships”; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions

All dividends and distributions of the Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of the Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Although a portion of the dividends paid by the Fund may qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals on certain qualified dividends, it is not expected that any such portion would be significant. Further, the reduced rate for individuals on certain qualified dividends is scheduled to expire after 2010. Dividends paid by the Fund generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals on certain qualified dividends. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund’s shares and are not eligible for the dividends received deduction. Any distributions that are not from the Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. The maximum tax rate on long-term capital gains is currently scheduled to increase from 15% to 20% after 2010.

Sales of Shares

Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Backup Withholding

The Fund may be required to withhold up to 28% of all taxable distributions payable to shareholders who fail to provide the Fund or its designee with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts, and swap agreements used by the Fund may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for the Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions made by the Fund.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

Under legislation enacted in 2004, which was recently extended, the Fund is generally able to designate certain distributions to foreign persons as being derived from certain net interest income or net short-term capital gains and such designated distributions are generally not subject to U.S. tax withholding. The provision as extended applies with respect to taxable years of a fund beginning before January 1, 2010. The Fund may make allowable designations. It should also be noted that the provision does not eliminate all withholding on distributions by the Fund to foreign investors. Distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest would still be subject to withholding. Foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

Income Tax on Sale of the Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person. For foreign individuals dying before January 1, 2010, a portion of Fund shares will not be subject to estate tax to the extent that the Fund holds certain qualifying debt obligations.

The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER INFORMATION

Capitalization

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Under Delaware law, shareholders are not personally liable for the obligations of the Trust. In addition, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Trust Instrument also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. However, there is no certainty that the limited liability of shareholders of a Delaware statutory trust will be recognized in every state. Even in such a circumstance, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which the contractual disclaimer against shareholder liability is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Voting Rights

Under the Trust Instrument, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Trust Instrument. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee at any shareholder meeting. The Trustees are required to call a meeting of shareholders if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. The Trust’s shares do not have cumulative voting rights, so that a holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, to the extent the Fund owns shares of an affiliated money market fund or short-term bond fund pursuant to the November 19, 2001 SEC exemptive order discussed above, the Fund will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectus or this Statement of Additional Information, the phrase “vote of a majority of the outstanding shares” of the Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

The Trust or the Fund may be terminated by a majority vote of the Board of Trustees or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

Control Persons and Principal Holders of Securities

As of the date of this Statement of Additional Information, PIMCO owned of record and beneficially [    ]% of the outstanding shares of the Fund, and thus, until the public offering of the shares commences, will control the Fund.

Code of Ethics

The Trust, PIMCO and the Distributor each have adopted a Code of Ethics pursuant to the requirements of the 1940 Act and/or Investment Advisers Act of 1940. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

Securities Depository for Shares of the Fund

Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, [            ], as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Custodian and Transfer Agent

[            ], serves as custodian for assets of the Fund.

[            ] serves as transfer agent for the shares of the Fund.

Independent Registered Public Accounting Firm

[            ], serves as the independent registered public accounting firm for the Fund. [             ] provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

To be provided by amendment.

PART C

OTHER INFORMATION

Item 23.	Exhibits

	(a)	(1) Declaration of Trust of Registrant dated November 14, 2008(1)

(2) Certificate of Trust dated November 13, 2008(1)

	(b)	By-Laws(2)

	(c)	Not Applicable

	(d)	Form of Investment Management Agreement(2)

	(e)	Form of Distribution Contract(2)

(f)	Not Applicable

(g)	Form of Custodian Agreement(2)

(h)	Form of Participation Agreement(2)

(i)	Opinion and Consent of Counsel(2)

(j)	Consent of Independent Registered Public Accounting Firm(2)

(k)	Not Applicable

(l)	Form of Subscription Agreement(2)

(m)	Form of Distribution and Servicing Plan(2)

(n)	Not Applicable

(p)	(1) Form of Code of Ethics for the Registrant(2)

(2) Form of Code of Ethics for PIMCO(2)

(3) Form of Code of Ethics for Allianz Global Investors Distributors LLC(2)

(1)	Filed herewith.

(2)	To be filed by amendment.

Item 24.	Persons Controlled by or Under Common Control with Registrant

None.

Item 25.	Indemnification

Reference is made to Article VII, Section 3 of the Registrant’s Declaration of Trust which is filed herewith.

Item 26.	Business and Other Connections of Investment Adviser

To be provided by amendment.

Item 27.	Principal Underwriters

To be provided by amendment.

Item 28.	Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, California 92660, and State Street Bank & Trust Co., One Lincoln Street, Boston, Massachusetts 02111.

Item 29.	Management Services

Not Applicable

Item 30.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach and State of California on the 14th day of November, 2008.

PIMCO ETF TRUST
(Registrant)

By:	/s/ Ernest L. Schmider
Ernest L. Schmider
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Ernest L. Schmider	Trustee and President	November 14, 2008
Ernest L. Schmider	(Principal Executive Officer)

/s/ John P. Hardaway	Treasurer	November 14, 2008
John P. Hardaway	(Principal Financial and Accounting Officer)

EXHIBIT LIST

(a)(1) Declaration of Trust of Registrant dated November 14, 2008.

(a)(2) Certificate of Trust dated November 13, 2008